UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 22, 2018

Date of Report (Date of earliest event reported)

Installed Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36307	45-3707650
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. employer identification number)

495 South High Street, Suite 50

Columbus, Ohio 43215

(Address of principal executive offices, including zip code)

(614) 221-3399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 22, 2018, the Board of Directors (the “Board of Directors”) of Installed Building Products, Inc. (the “Company”), upon recommendation by the Nominating and Corporate Governance Committee, approved the amendment and restatement of the bylaws (as so amended and restated, the “Bylaws”), effective as of such date.

The Bylaws implement majority voting in uncontested director elections (the “Majority Voting Amendment”). The Majority Voting Amendment provides that a director nominee may be elected only upon the affirmative vote of a majority of the total votes cast, which means that the number of shares voted “for” a director’s election must exceed the number of shares voted “against” that director’s election. Votes cast do not include abstentions or “broker non-votes.” Prior to the adoption of the Majority Voting Amendment, members of the Board of Directors were elected by a plurality of votes cast, whether or not the election was contested. The Bylaws retain plurality voting for contested director elections.

In addition, pursuant to the Majority Voting Amendment, incumbent directors who fail to receive a majority of votes are required to promptly tender his or her resignation to the Board of Directors. Such resignation will become effective only upon acceptance by the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, and the Board of Directors will act on such resignation taking into account the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

The amendments also include various updates, administrative refinements and clarifications, including updates in response to changes in Delaware General Corporation Law.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws of Installed Building Products, Inc., effective as of February 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTALLED BUILDING PRODUCTS, INC.

Date: February 28, 2018	By:	/s/ Michael T. Miller
Executive Vice President and
Chief Financial Officer